UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

Amendment No. 1

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K of PeopleSoft, Inc., a Delaware corporation (“PeopleSoft”), dated as of July 28, 2003, regarding the results of the Offer (as defined below), the acquisition of approximately 84.6% of the outstanding shares of common stock, par value $0.001 per share (including the associated stock purchase rights), of J.D. Edwards & Company, a Delaware corporation (“J.D. Edwards”) and the transactions contemplated by the Amended and Restated Agreement and Plan of Merger and Reorganization by and among PeopleSoft, J.D. Edwards and Jersey Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of PeopleSoft (“Acquisition”), dated as of June 16, 2003 (the “Merger Agreement”). This Amendment updates the previous filing to report the acquisition of all of the outstanding shares of J.D. Edwards common stock in the Offer and the subsequent Merger (as defined below) under Item 2 and includes the required financial statements disclosure under Item 7 of Form 8-K. This Amendment is also being filed to report the completion of the merger of Acquisition with and into J.D. Edwards, with J.D. Edwards becoming a wholly-owned subsidiary of PeopleSoft.

Item 2. Acquisition or Disposition of Assets.

Item 2 is hereby amended and supplemented to include the following information:

On July 18, 2003, PeopleSoft and Acquisition accepted for exchange and payment all shares of J.D. Edwards common stock validly tendered pursuant to PeopleSoft’s offer to exchange all the outstanding shares of J.D. Edwards common stock (including the associated stock purchase rights) for the right to receive cash and shares of PeopleSoft common stock (the “Offer”). At the expiration of the Offer and after delivery of guaranteed shares, 104,754,894 shares of J.D. Edwards common stock were validly tendered and not withdrawn, representing approximately 84.6% of the outstanding J.D. Edwards common stock.

On August 29, 2003, pursuant to the Merger Agreement, the acquisition of all of the outstanding shares of J.D. Edwards not acquired by PeopleSoft pursuant to the Offer was completed through a merger in which Acquisition was merged with and into J.D. Edwards, with J.D. Edwards becoming a wholly-owned subsidiary of PeopleSoft (the “Merger”). In connection with the Merger, each share of J.D. Edwards common stock (other than shares held by (i) stockholders who have exercised their appraisal rights under Delaware law, (ii) J.D. Edwards, (iii) PeopleSoft, or (iv) respective subsidiaries of J.D. Edwards or PeopleSoft) was automatically converted into the right to receive $7.05 per share in cash plus 0.43 of a share of PeopleSoft common stock, plus cash in lieu of fractional shares. On the same date, pursuant to an Agreement and Plan of Merger between J.D. Edwards and J.D. Edwards & Company, LLC, a Delaware limited liability company wholly-owned by PeopleSoft (“JDEC LLC”), J.D. Edwards was merged with and into JDEC LLC, with JDEC LLC as the surviving wholly-owned subsidiary of PeopleSoft.

The aggregate value of the acquisition of all of the outstanding shares of J.D. Edwards is approximately $1.8 billion. The purchase price was determined based upon arm’s-length negotiations between the parties. The cash portion of the purchase price came from PeopleSoft’s working capital. The issuance of PeopleSoft common stock under the Merger Agreement was registered under the Securities Act of 1933, pursuant to PeopleSoft’s registration statement on Form S-4 (No. 333-106269) filed with the Securities and Exchange Commission (the “SEC”) on June 19, 2003, as amended on July 3, 2003, and declared effective by the SEC on July 11, 2003 (the “Registration Statement”).

Except as disclosed in the Registration Statement and the election of Michael Maples, a former director of J.D. Edwards, to the Board of Directors of PeopleSoft after the completion of the Offer, no known material relationship existed between PeopleSoft and J.D. Edwards or any of J.D. Edwards’ affiliates, directors or officers, or any associate of such directors or officers prior to the completion of the Offer.

The Merger Agreement was attached as Annex A to the Registration Statement and is incorporated herein by this reference. A copy of the press release, dated August 29, 2003, issued by PeopleSoft in connection with the acquisition of all remaining outstanding shares of J.D. Edwards is attached hereto as Exhibit 99.1. The foregoing summary is qualified in its entirety by the exhibits attached hereto, which are incorporated herein by this reference.

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Item 7. Financial Statements and Exhibits

Item 7 is hereby amended and supplemented to include the following information:

(a) Financial statements of business acquired.

The consolidated financial statements of J.D. Edwards as of October 31, 2002 and 2001 and for each of the years in the three year period ended October 31, 2002 have been previously reported in the Registration Statement and are incorporated herein by this reference to J.D. Edwards’ Annual Report on Form 10-K for the fiscal year ended October 31, 2002, filed with the SEC on December 6, 2002. The consolidated financial statements of J.D. Edwards for each of the six-month periods ended April 30, 2003 and 2002 have been previously reported in the Registration Statement and are incorporated herein by this reference to J.D. Edwards’ Quarterly Report on Form 10-Q for the period ended April 30, 2003, filed with the SEC on June 4, 2003.

(b) Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2 is filed as Exhibit 99.5 to this Amendment and incorporated herein by this reference.

(c) Exhibits.

2.1	Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of June 16, 2003, among PeopleSoft, Inc., J.D. Edwards & Company and Jersey Acquisition Corporation (incorporated by reference to Annex A to the Registration Statement on Form S-4, No. 333-106269, filed on June 19, 2003).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by PeopleSoft, Inc., dated July 18, 2003 (filed pursuant to Rule 425 on July 18, 2003 and incorporated herein by reference).*

99.2	Press Release issued by PeopleSoft, Inc., dated July 23, 2003 (filed pursuant to Rule 425 on July 24, 2003 and incorporated herein by reference).*

99.3	Press Release issued by PeopleSoft, Inc., dated July 28, 2003 (filed pursuant to Rule 425 on July 28, 2003 and incorporated herein by reference).*

99.4	Press Release issued by PeopleSoft, Inc., dated August 29, 2003.

99.5	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2003

PEOPLESOFT, INC.

By:	/s/ Kevin T. Parker Kevin T. Parker Executive Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

2.1	Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of June 16, 2003, among PeopleSoft, Inc., J.D. Edwards & Company and Jersey Acquisition Corporation (incorporated by reference to Annex A to the Registration Statement on Form S-4, No. 333-106269, filed on June 19, 2003).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by PeopleSoft, Inc., dated July 18, 2003 (filed pursuant to Rule 425 on July 18, 2003 and incorporated herein by reference).*

99.2	Press Release issued by PeopleSoft, Inc., dated July 23, 2003 (filed pursuant to Rule 425 on July 24, 2003 and incorporated herein by reference).*

99.3	Press Release issued by PeopleSoft, Inc., dated July 28, 2003 (filed pursuant to Rule 425 on July 28, 2003 and incorporated herein by reference).*

99.4	Press Release issued by PeopleSoft, Inc., dated August 29, 2003.

99.5	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed.